===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

--------------------------------------------------------------------------------
                                  MEDJET INC
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                                  MEDJET INC.
                          1090 King Georges Post Road
                                   Suite 301
                           Edison, New Jersey 08837
                            _______________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 16, 1999
                            _______________________


To the Stockholders of Medjet Inc.:

NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of the stockholders of Medjet Inc., a Delaware corporation (the "Company"), will be held on Friday, July 16, 1999 at Temple Beth-El Mekor Chayim, 338 Walnut Avenue, Cranford, New Jersey 07016 (telephone 908-276-9231) at 9:30 A.M., local time, for the following purposes:

          1. To elect five directors to hold office until the 2000 Annual Meeting of Stockholders;
          2. To amend the Company's 1994 Stock Option Plan to increase the number of shares of Common Stock available for issuance thereunder; and
          3. To transact such other business as may properly be presented at the 1999 Annual Meeting of Stockholders and at any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on May 21, 1999 as the record date for the purpose of determining stockholders who are entitled to notice of and to vote at the 1999 Annual Meeting and any adjournments or postponements thereof. A list of such stockholders will be available during regular business hours at the Company's headquarters for the ten days before the Annual Meeting, for inspection by any stockholder for any purpose germane to the meeting. To ensure that your shares will be represented at the 1999 Annual Meeting, please mark and sign the enclosed proxy card and return it in the enclosed envelope whether or not you plan to attend.

                                       By Order of the Board of Directors,


                                       Thomas M. Handschiegel
                                       Secretary


Edison, New Jersey
June 16, 1999

--------------------------------------------------------------------------------
  PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE 1999 ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF
  YOU WISH, EVEN IF YOU PREVIOUSLY RETURNED YOUR PROXY.
--------------------------------------------------------------------------------

                                  MEDJET INC.
                          1090 King Georges Post Road
                                   Suite 301
                           Edison, New Jersey 08837
                            ______________________

                                PROXY STATEMENT
                            ______________________


This Proxy Statement is being furnished to stockholders of Medjet Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors (the "Board") from holders of the outstanding shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), for use at the 1999 Annual Meeting of Stockholders of the Company to be held on July 16, 1999 at Temple Beth-El Mekor Chayim, 338 Walnut Avenue, Cranford, New Jersey 07016 (telephone 908-276-9231) at 9:30 A.M., local time, and at any adjournments or postponements thereof (the "Annual Meeting"), for the purpose of considering and acting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

Only holders of record of Common Stock as of the close of business on May 21, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on such date, the Company had 3,881,158 shares of Common Stock issued and outstanding held by approximately 60 stockholders of record. Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of Common Stock held of record as of the Record Date. Holders of Common Stock may not cumulate their votes for the election of directors. Shares of Common Stock represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. If no instructions are indicated, shares represented by proxy will be voted "FOR" the election, as directors of the Company, of the five nominees named below to serve until the 2000 Annual Meeting of Stockholders, "FOR" the amendment to the Company's 1994 Stock Option Plan to increase the number of shares of Common Stock available for issuance thereunder and, in the discretion of the proxyholders, as to any other matter which may properly be presented at the Annual Meeting. The Proxy Statement and the accompanying proxy card are being mailed to Company stockholders beginning on or about June 18, 1999.

Any holder of Common Stock giving a proxy in the form accompanying the Proxy Statement has the power to revoke the proxy prior to its use. A proxy can be revoked: (i) by an instrument of revocation delivered prior to the Annual Meeting to the Secretary of the Company, (ii) by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or (iii) at the Annual Meeting if the stockholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke the proxy. All written notices of revocation of proxies should be addressed as follows: Medjet Inc., 1090 King Georges Post Road, Suite 301, Edison, New Jersey 08837,
Attention: Corporate Secretary.

Any holder of Common Stock wishing to name as his or her proxy someone other than those designated on the enclosed proxy card may do so by crossing out the names of the two designated proxyholders and inserting the name(s) of the person(s) he or she wishes to have act as his or her proxy. No more than two persons should be so designated. In such a case, it will be necessary that the proxy be delivered by the holder of Common Stock to the person(s) named and that such person(s) named be present and vote at the Annual Meeting. Proxy cards on which other proxyholders have been named should not be mailed to the Company.

The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date is necessary to constitute a quorum for the transaction of business. Abstentions will be counted for purposes of determining the presence of a quorum. Abstentions will have no effect upon the outcome of the election of directors, but will have the effect of a negative vote for the proposal to amend the 1994 Stock Option Plan. Broker non-votes also will count towards establishing a quorum. Broker non-votes will have no effect on the outcome of the election of directors or proposal to amend the 1994 Stock Option Plan.

The Company's principal executive offices are located at 1090 King Georges Post Road, Suite 301, Edison, New Jersey 08837. The telephone number of the Company at such office is (732) 738-3990.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

Unless a stockholder specifies otherwise, each returned proxy card will be voted for the election to the Board of the five nominees named below. Each of the nominees has consented to being named as a nominee for director and agreed to serve if elected. Each nominee, if elected, would serve until his successor is elected and qualified. If any nominee is unavailable for election at the time of the Annual Meeting, discretionary authority will be exercised to vote for substitutes unless the Board chooses to reduce the number of directors. The Company is not aware of any circumstances that would render any nominee unavailable. Eugene I. Gordon and Edward E. David, Jr. are the only nominees currently serving on the Board. The ages of the nominees are given as of April 30, 1999.

The Board recommends a vote FOR each of the nominees listed below.

     . Dr. Eugene I. Gordon, age 68, is the founder and Chief Executive Officer of the Company and has been a Director and Chairman of the Board since the Company's inception in December 1993. He is an inventor of the Company's hydro-epithelial keratoplasty ("HEK"), hydro-therapeutic keratoplasty ("HTK") and hydro-refractive keratoplasty ("HRK") keratome technology. From 1987 to 1988, Dr. Gordon served as Senior Vice President and Director of the Research Laboratories for Hughes Aircraft Co. He joined ATT Bell Laboratories in 1957 and retired in 1983 as Laboratory Director. Dr. Gordon has served as an adjunct professor in the department of Ophthalmology at the University of Medicine and Dentistry of New Jersey since 1994, and was a professor in the Department of Electrical and Computer Engineering at the New Jersey Institute of Technology from 1990 to 1994.

     . Edward E. David, Jr, Sc.D., age 74, has been a director of the Company since June, 1998. Dr. David has been a business consultant specializing in research, technology and innovation management and development since 1986 and is President of Edward E. David, Inc. and Principal and Vice President of The Washington Advisory Group, LLC, a consulting and advisory service for industry, academia, and governments. From 1977 to 1986, Dr. David served as President of Exxon Research and Engineering, where he directed research, development, engineering and technical services activities. From 1970 to 1973, Dr. David served as the Science Advisor to the President of the United States and as the Director of the White House Office of Science and Technology. Dr. David currently serves on the boards of Aquasearch, Inc., Intermagnetics General Corporation, InterVU, Inc., Protein Polymer Technologies Inc. and Spacehab, Inc., each a publicly-traded company.

     . William C. Hittinger, age 76, has been a business consultant since retiring in 1986 as an Executive Vice President of RCA Corporation. While at RCA, Mr. Hittinger's responsibilities included corporate technology, patents, licensing, international business and marketing development, and corporate technology planning. Prior to joining RCA in 1970, Mr. Hittinger was President of General Instrument Corp. Mr. Hittinger has previously served as a director of UNC Inc., Biotechnic International Inc., Stabler Companies, Bethlehem Steel Corp., Thomas and Betts Corp. and The Allen Bradley Company. He has also served as Chairman of the Board of Trustees and Interim President of Lehigh University. Mr. Hittinger is a Fellow of the Institute of Electrical and Electronics Engineers, a Fellow of the Royal Society of Arts, and a member of the National Academy of Engineering. Mr. Hittinger was a member of President Reagan's National Security Telecommunications Advisory Committee from 1982 to 1986 and a member of the U.S. - Brazil Presidential Committee on Science and Technology in 1987.

     . Ronald B. Odrich, DDS, age 67, has, since 1963, been engaged in the private practice of dentistry, with a specialization in periodontology. Since 1997, Dr. Odrich has been a director of Park Avenue Periodontal Associates, P.C., located in New York City. Dr. Odrich has had several teaching appointments and has, since 1992, served as a guest lecturer and associate professor in the Division of Periodontics, School of Dental and Oral Surgery, Columbia University. In addition to being a Diplomate of the American Academy of Periodontology, Dr. Odrich is a member of the Academy of Osseeointegration, the American Academy of Implantology and the American Dental Association.

     . Elias Snitzer, Ph.D., age 74, has, since 1989, been affiliated with Rutgers University as a Professor of Ceramic Science and Engineering and currently as Professor Emeritus in the Department of Ceramics and Materials Science. Since 1995, Dr. Snitzer has been President of Photo Refractive Enterprises, Inc., a privately-held optical fiber waveguide equipment developer and marketer. Prior to that, Dr. Snitzer has held various senior industrial and research positions at Polaroid, United Technologies, American Optical Corporation and Honeywell. His honors and awards include the George Money Award of the American Ceramic Society, IEEE Quantum Electronics Award, the Charles Townes Award of OSA, the John Tyndall Award of OSA/IEEE and election to the National Academy of Engineering.


GENERAL INFORMATION RELATING TO THE BOARD OF DIRECTORS

The Board of Directors

The business and affairs of the Company are managed by the Board of Directors. The Board of Directors held eleven meetings in 1998. Each member of the Board of Directors attended at least 75% of the aggregate meetings of the Board of Directors and any committee of the Board of which he was a member during 1998.

Committees of the Board of Directors

To assist it in carrying out its duties, the Board of Directors has two standing committees, an Audit Committee and a Compensation Committee. The Board of Directors does not have a nominating committee or any committee performing similar functions, and all matters which would be considered by such committees are acted upon by the full Board of Directors. Neither the Audit Committee nor the Compensation Committee held any formal meetings during 1998.

The Audit Committee currently consists of Malcolm R. Kahn, a non-employee director who is not standing for reelection. The Board of Directors will likely appoint two new members to the Audit Committee following the Annual Meeting.
The Audit Committee's primary function is to administer and oversee the audits of the Company's books and accounts. The Compensation Committee currently consists of Dr. Edward E. David, Jr. and Sanford J.

Hillsberg, neither of whom is an employee of the Company. Mr. Hillsberg is not standing for reelection. The Board of Directors will likely appoint one new member to the Compensation Committee following the Annual Meeting. The Compensation Committee's primary functions are to review the compensation for the Company's officers and directors and to advise the Board of Directors in administering the Company's 1994 Stock Option Plan, as amended and restated (the "Stock Option Plan").

Compensation of Directors

Directors who are officers or employees of the Company receive no additional compensation for service as members of the Board of Directors or any committee thereof. With respect to future compensation, each outside director will receive, pursuant to the Stock Option Plan, options to purchase 10,000 shares of Common Stock with an exercise price equal to the fair market value per share of the Common Stock on the date of grant. The options will vest upon the earlier of one year from the date of grant or the day immediately preceding the subsequent annual meeting of stockholders, provided that such director has served as a director of the Company through such date. Outside directors are reimbursed for out-of-pocket expenses incurred in connection with attendance of meetings of the Board of Directors. In 1998, Dr. David and Messrs. Hillsberg and Kahn each received options to purchase 10,000 shares of Common Stock with an exercise price equal to $5.00 per share.


EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to, the Company's Chairman of the Board and Chief Executive Officer (the "Named Executive Officer"), with respect to the years ended December 31, 1998, 1997 and 1996. There were no other executive officers of the Company whose cash and cash equivalent compensation exceeded $100,000 during the last fiscal year.

                                                                   Summary Compensation Table

                                                  Annual Compensation                           Long-Term Compensation
                                                  -------------------                           ----------------------
                                                                      Other Annual       Securities Underlying        All Other
Name and Principal Position        Year    Salary ($)    Bonus ($)   Compensation ($)         Options (#)         Compensation ($)
---------------------------        ----    ----------    ---------   ----------------         -----------         ----------------
Eugene I. Gordon................
 Chairman of the Board and         1998     $155,500      $    -           $ -                   42,500              $1,722 (1)
    Chief Executive Officer        1997      169,900       25,000            -                       -                2,394 (1)
                                   1996      122,617           -             -                       -                1,200 (1)

           (1) Consists of payment of annual life insurance premiums.

Stock Option Grants

The following table sets forth information concerning the grant of stock options during 1998 to the Named Executive Officer.

                             Option Grants in Last Fiscal Year (Individual Grants)
                             -----------------------------------------------------
                               Percentage of Total Options
      Number of Securities       Granted to Employees in        Exercise Price
       Underlying Options             Fiscal Year                  Per Share            Expiration Date
       ------------------             -----------                  ---------            ---------------
             42,500                      16.0%                       $1.00              December 3, 2008

     In conjunction with a voluntary reduction in his base compensation, beginning November 1998, the Named Executive Officer was issued options to purchase a total of 42,500 shares of the Common Stock of the Company.
     These options were to vest 16.66% for each month such base compensation was reduced, with all options vested on April 30, 1999..


Year-End Value Table

The following table sets forth information regarding the number and year-end value of unexercised options held at December 31, 1998 by the Named Executive Officer. No stock options were exercised by the Named Executive Officer during fiscal 1998.


                                        1998 Option Values
                     Number of Securities               Value of Unexercised
                    Underlying Unexercised               "In-the-Money" (1)
                      Options at Fiscal                  Options at Fiscal
                         Year-End (#)                       Year-End ($)
                   Exercisable/Unexercisable          Exercisable/Unexercisable
                   -------------------------          -------------------------
                         14,167/28,333                         $425/$850

     (1) Options are "in-the-money" if the fair market value of the underlying securities exceeds the exercise price of the options. The amounts set forth represent the difference between $1.03 per share, the fair market value of the Common Stock issuable upon exercise of options at December 31, 1998, and the $1.00 exercise price of the option, multiplied by the applicable number of options.

Employment Agreements

In 1996, the Company and Eugene I. Gordon, its Chairman of the Board and Chief Executive Officer, entered into an employment agreement which expired on March 15, 1999. The agreement, which was amended effective as of January 1, 1997, provided for a base compensation of $160,000 per year, bonuses aggregating a maximum of $75,000 for 1997 based upon the attainment of certain goals, and other additional compensation as may be determined by the Board of Directors (without the participation of Dr. Gordon) in its sole discretion. The Board of Directors (without the participation of Dr. Gordon) could also increase such base compensation in its sole discretion. In conjunction with a voluntary reduction in his base compensation, beginning November 1998, to $85,000 per year, Dr. Gordon was issued a total of 42,500 options to purchase the common stock of the Company. Vesting of these options is contingent on the number of months such base compensation is reduced.

A new agreement, effective as of March 16, 1999 and expiring March 15, 2002, provides for a base compensation of $170,000 per year, bonuses aggregating a maximum of $60,000 per year based upon the attainment of certain goals, and other additional compensation as may be determined by the Board of Directors (without the participation of Dr. Gordon) in its sole discretion. The Board of Directors (without the participation of Dr. Gordon) could also increase such base compensation in its sole discretion. In addition, the agreement provides for the grant to Dr. Gordon of options to purchase up to 150,000 shares of Common Stock, pursuant to the Stock Option Plan, with an exercise price equal to the fair market value per share of the Common Stock on the date of grant, such options vesting ratably over the three-year term of the agreement as long as Dr. Gordon remains an employee. The agreement also provides for payment of up to one year's total compensation if Dr. Gordon's employment with the Company is terminated for any reason other than for cause, death or disability.

The new agreement can be terminated for cause and contains proprietary information, invention and non-competition provisions which prohibit disclosure of any of the Company's proprietary information and preclude Dr. Gordon's competition with the Company for a period of two years after the termination of his employment with the Company.

The Company has procured life insurance in the amount of $1 million to compensate it for the loss, through death or disability, of Dr. Gordon.


SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock, as of April 30, 1999, by (i) each person known to the Company to own beneficially more than 5% of the Company's outstanding shares of Common Stock, (ii) each director and director-nominee of the Company, (iii) the Named Executive Officer and (iv) all executive officers, directors and director-nominees of the Company, as a group. All information with respect to beneficial ownership has been furnished to the Company by the respective stockholders of the Company.

                                                             Amount and Nature of             Percentage
                                                                  Beneficial                      Of
Name and Address of Beneficial Owner                             Ownership (1)                  Class
------------------------------------                         --------------------             ----------
Eugene I. Gordon (2)........................                       1,639,287 (3)                 41.8

Edward E. David, Jr. (2)....................                           5,000 (4)                  *

Sanford J. Hillsberg (5)....................                          62,515 (5)                  1.6

Malcolm R. Kahn (2).........................                           5,000 (4)                  *

                                                             Amount and Nature of             Percentage
                                                                  Beneficial                      Of
Name and Address of Beneficial Owner                             Ownership (1)                  Class
------------------------------------                         --------------------             ----------
William C. Hittinger (2)....................                             -                        -

Ronald B. Odrich (2)........................                           8,000                      *

Elias Snitzer (2)...........................                             -                        -

All executive officers, directors and
director-nominees, as a group (8 persons)...                       1,738,677 (6)                 43.7

------------------------
* Represents beneficial ownership of less than 1% of the outstanding shares of Common Stock.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of April 30, 1999 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, the beneficial owner named in the table has sole voting and investment power with respect to the shares set forth opposite such beneficial owner's name.

(2) Each such person's business address is 1090 King Georges Post Road, Suite 301, Edison, New Jersey 08837.

(3)  Includes 42,500 shares subject to exercisable options.

(4)  Consists of shares subject to exercisable options.

(5) Such person's business address is 1801 Century Park East, Suite 1600, Los Angeles, California 90067. Includes 14,000 shares subject to exercisable options and 5,963 shares subject to exercisable warrants. Also includes 7,000 shares of Common Stock and exercisable warrants to purchase 7,000 shares of Common Stock owned by such person's spouse, as to which such person disclaims beneficial ownership.

(6) Includes 83,375 shares subject to exercisable options and 12,963 shares subject to exercisable warrants.


                PROPOSAL 2 - AMENDMENT OF 1994 STOCK OPTION PLAN

At the Annual Meeting, there will be presented a proposal to approve an amendment to the Medjet Inc. 1994 Stock Option Plan (the"Plan") to increase the aggregate number of shares of Common Stock which may be issued upon the exercise of options granted under the Plan from 449,688 to 700,000. This increase in the number of shares of Common Stock available under the Plan was approved by the Board on June 10, 1999, subject to stockholder approval. The Plan was originally adopted by the Board and approved by the stockholders in 1994 and subsequently amended and restated in 1997. As of the date of this Proxy Statement, stock options to purchase a total of 338,050 shares of Common Stock were outstanding. A total of 52,738 shares of Common Stock have been issued upon the exercise of stock options. Only 58,900 shares of Common Stock remain available for issuance under the Plan. As a development-stage company, the Company is still in the process of identifying and hiring key senior personnel. The Board believes that the availability of additional shares of Common Stock for issuance under the Plan is necessary to enhance the Company's continuing efforts to hire and retain talented employees and directors.

1994 Stock Option Plan

Administration. The Plan is administered by the Board of Directors or the Compensation Committee of the Board of Directors (in either case, the "Administrator"). The Administrator interprets the terms, and establishes administrative regulations to further the purposes of the Plan, authorizes awards to eligible participants, determines vesting schedules and takes any other action necessary for the proper implementation of the Plan.

Participation. Under the Plan, options to purchase shares of Common Stock of the Company may be granted only to employees (including officers) and directors of the Company or individuals who are rendering services to the Company as consultants, advisors or other independent contractors.

Shares Available for Awards. In the event that any outstanding option for any reason expires or is terminated or canceled and/or shares of Common Stock subject to repurchase are repurchased by the Company, the shares allocable to the unexercised portion of such option or repurchased shares, may again be subject to an option grant. Notwithstanding the foregoing, any such shares shall be made subject to a new option only if the grant of such new option and the issuance of such shares pursuant to such new option would not cause the Plan or any option granted under the Plan to contravene Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the"Exchange Act").

Awards. The Plan authorizes grants of either incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory (nonqualified) stock options. Under the Plan, all options must be granted, if at all, within 10 years from the date the Plan was adopted by the Board of Directors of the Company. The Administrator shall set, including by amendment of an option, the time or times within which each option shall be exercisable or the event or events upon the occurrence of which all or a portion of each option shall be exercisable and the term of each option; provided, however, that (i) no option shall be exercisable after the expiration of 10 years after the date such option is granted and (ii) no ISO granted to an optionee who at the time the option is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company within the meaning of Section 422(b)(6) of the Code (a "Ten Percent Owner Optionee") shall be exercisable after the expiration of five years after the date such option is granted.

Stock Options. The Plan provides that (i) the exercise price per share for an ISO shall not be less than the fair market value, as determined by the Administrator, of a share of Common

Stock on the date of the granting of the option; and (ii) no ISO granted to a Ten Percent Owner Optionee shall have an exercise price per share less than 110% of the fair market value, as determined by the Administrator, of a share of Common Stock on the date of the granting of the option. Notwithstanding the foregoing, an option may be granted with an exercise price lower than the minimum exercise price set forth above if such option is granted pursuant to an assumption or substitution for another option in a manner qualifying within the provisions of Section 424(a) of the Code.

Federal Income Tax Consequences. The federal income tax consequences of awards granted pursuant to the Plan under the Code, and the regulations thereunder are summarized below. The grant of a stock option will create no immediate tax consequences for the participant or the Company. The participant will have no taxable income upon exercising an ISO (except that an alternative minimum tax may apply), and the Company will not receive a deduction when an ISO is exercised. If the participant does not dispose of the shares acquired on exercise of an ISO within the two-year period beginning on the day after the grant of the ISO or within one year after the transfer of the shares to the participant, the gain or loss on a subsequent sale will be a capital gain or loss. If the participant disposes of the shares within the two-year or one-year period described above, the participant generally will realize ordinary income, and the Company will be entitled to a corresponding deduction. Upon exercising a non-statutory stock option, the participant must recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the exercise date, unless the shares are subject to certain restrictions. The Company will receive a deduction for the same amount on the exercise date (or the date the restrictions lapse). With respect to other awards granted under the Plan that are settled in cash or shares of Common Stock that are either transferable or not subject to a substantial risk of forfeiture, the participant must recognize ordinary income in an amount equal to the cash or the fair market value of the shares received. With respect to other awards granted under the Plan that are settled in shares of Common Stock that are subject to restrictions as to transferability and subject to a substantial risk of forfeiture, the participant must recognize ordinary income in an amount equal to the fair market value of the shares received at the first time the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will receive a deduction for the amount recognized as income by the participant, subject to the provisions of Section 162(m) of the Code, which provides for a possible denial of a tax deduction to the Company for compensation for any of the five most highly compensated executive officers in excess of $1 million in any year. The tax treatment upon disposition of shares acquired under the Plan will depend on how long the shares have been held. In the case of shares acquired through exercise of an option, the tax treatment will also depend on whether or not the shares were acquired by exercising an ISO. There will be no tax consequences to the Company upon the disposition of shares acquired under the Plan, except that the Company may receive a deduction in the case of disposition of shares acquired under an ISO before the applicable holding period has been satisfied.

The Board recommends a vote FOR the amendment to the 1994 Stock Option Plan described above.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors knows of no other matters which will be brought before the Annual Meeting. In the event that any other business is properly presented at the Annual Meeting, it is intended that the persons named in the enclosed proxy will have authority to vote such proxy in accordance with their judgment on such business.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors, certain officers and persons holding more than 10% of a registered class of the Company's equity securities to file reports of ownership and reports of changes in ownership with the Commission. Such persons are also required by Commission regulations to furnish the Company with copies of all such reports that they file. The Company believes that, during 1998, all such persons complied with all reporting requirements under Section 16(a), on a timely basis.


INDEPENDENT AUDITORS

The firm of Rosenberg Rich Baker Berman and Company served as the Company's independent auditors for the fiscal year ended December 31, 1998 and has been selected by the Board of Directors to audit the books and accounts of the Company for the fiscal year ending December 31, 1999. Representatives of Rosenberg Rich Baker Berman and Company are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.


SUBMISSION OF STOCKHOLDER PROPOSALS

Stockholder proposals submitted for inclusion in the Company's Proxy Statement and form of proxy relating to the Company's 2000 Annual Meeting of Stockholders must be received by February 18, 2000. If the Company is not notified of a stockholder proposal by May 4, 2000, then the proxies held by management of the Company may provide the discretion to vote against such stockholder proposal, even though such proposal is not discussed in the Proxy Statement. Stockholder proposals should be mailed to the Corporate Secretary, Medjet Inc., 1090 King Georges Post Road, Suite 301, Edison, New Jersey 08837.


COSTS OF SOLICITATION

The cost of preparing, printing and mailing this Proxy Statement and the accompanying proxy card, and the cost of solicitation of proxies on behalf of the Company's Board of Directors will be borne by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone or by regular employees of the Company without additional compensation. Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the proxy materials to the beneficial owners of the Common Stock held of record by such persons and entities and will be reimbursed for their reasonable expenses incurred in connection with forwarding such material.


ANNUAL REPORT

A copy of the Company's 1998 Annual Report to Stockholders is being mailed with this Proxy Statement to each stockholder entitled to vote at the Annual Meeting. Stockholders not receiving a copy of such Annual Report may obtain one, without charge, by writing or calling Corporate Secretary, Medjet Inc., 1090 King Georges Post Road, Suite 301, Edison, New Jersey 08837, telephone (732) 738-3990.

                                       By Order of the Board of Directors


                                       Thomas M. Handschiegel
                                       Secretary

Edison, New Jersey
June 16, 1999

                                  MEDJET INC.
                                     PROXY

        THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS FOR THE
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 16, 1999

The undersigned hereby appoints Eugene I. Gordon, Ph.D. and Thomas M. Handschiegel or either of them, as proxies, with full individual power of substitution to represent the undersigned and to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Temple Beth-El Mekor Chayim, 338 Walnut Avenue, Cranford, New Jersey on July 16, 1999 at 9:30 a.m. and any and all adjournments thereof, in the manner specified below. If this Proxy is returned without direction being given, the Proxy will be voted FOR each proposal. The Board of Directors recommends a vote FOR each proposal.

1.  Election of Directors

    Nominees:  Eugene I. Gordon, Ph.D.           Edward E. David, Jr., Sc.D.           William C. Hittinger
               Ronald B. Odrich, D.D.S., P.C.    Elias Snitzer, Ph.D.

      [_] FOR all nominees listed above

      [_] WITHHOLD AUTHORITY to vote for the following:

          _________________________________________________________
      [_] WITHHOLD AUTHORITY to vote for all nominees

2. Proposal to amend the Company's 1994 Stock Option Plan to increase the number of shares of Common Stock available for issuance thereunder.

      [_] FOR             [_] AGAINST              [_] ABSTAIN

    IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS IN PERSON, PLEASE SO INDICATE BY MARKING THE BOX. [_]

          (Continued, and to be dated and signed, on the other side)

     THIS PROXY, WHEN PROPERLY EXECUTED, SHALL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. Should any other matter requiring a vote of the stockholders arise, the persons named in this Proxy or their substitutes shall vote in accordance with their best judgement in the interest of the Company. The Board of Directors is not aware of any matter which is to be presented for action at the meeting other than the matters set forth herein.

                                      Dated                    , 1999
                                            -------------------


                                      ------------------------------------------
                                                       Signature


                                      ------------------------------------------
                                                       Signature


                                      Please sign the Proxy exactly as name
                                      appears hereon. If shares are held by
                                      joint tenants, both should sign.
                                      Executors, administrators, trustees or
                                      others signing in a representative
                                      capacity should indicate the capacity in which signed.



          PLEASE VOTE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.